UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 25, 2009
Streamline Health Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-28132	31-1455414

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10200 Alliance Road, Suite 200, Cincinnati, OH	45242-4716

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (513) 794-7100
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
Item 7.01 REGULATION FD DISCLOSURE
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EX-99.1

Item 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
     On February 25, 20098, the Board of Directors of Streamline Health Solutions, Inc. expanded the size of the Board to six members and appointed Jay D. Miller to fill the vacancy created by such expansion.
     Mr. Miller has approximately 25 years of experience in the medical technology industry. Since January 2008, Mr. Miller has been consulting for a number of companies. From February 2002 until January 2008, Mr. Miller was President, Chief Executive Officer and a director of Vital Images, Inc., a publicly traded company that provides enterprise-wide advanced visualization and analysis software solutions. He served as General Manager and Vice President-Business Development of Vital Images from August 1998 until February 2002, and as Vice President-Marketing and Business Development for Vital Images from February 1997 to August 1998.  From 1989 until his employment by Vital Images, Mr. Miller was employed by GE Medical Systems, Inc. in various marketing positions of increasing responsibility in the marketing area, including serving as product manager of MRI imaging products and marketing manager for the cardiology market segment.  Before 1989, Mr. Miller was employed by Siemens Medical Systems in technical marketing.
     There are no arrangements or understandings between Mr. Miller and Streamline Health or any other persons pursuant to which Mr. Miller was selected as a director of Streamline Health.
     Consistent with board policy, Mr. Miller should receive 15,000 nonqualified stock options for his appointment to the Board. It is expected that these options will be granted at the next regularly scheduled board meeting.
     There are no family relationships between Mr. Miller and any Director or Executive Officer of Streamline Health. Since the beginning of Streamline Health’s last fiscal year, Mr. Miller has had no relationships with Streamline Health that would require disclosure under Item 404 of Regulation S-K.
Item 7.01 REGULATION FD DISCLOSURE
     On February 26, 2009, Streamline Health issued a press release announcing the appointment of Mr. Miller to its Board of Directors as described above. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated by reference into this Item 7.01. The information in this Item 7.01, including the press release, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

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Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

EXHIBIT
NUMBER	DESCRIPTION

99.1	News Release of Streamline Health Solutions, Inc. dated February 26, 2009.

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SIGNATURES
     Pursuant to the requirements of the Securities Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Streamline Health Solutions, Inc.
Date: March 3, 2009	By:	/s/ Donald E. Vick, Jr.
Donald E. Vick, Jr.
Interim Chief Financial Officer

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